UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 11, 2012
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code: (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Midway Gold Corp. filed a Current Report on Form 8-K on May 11, 2012 ( the “Initial Filing), to disclose that at its 2012 annual general and special meeting of shareholders held on May 11, 2012, Midway Gold Corp.’s shareholders indicated their preference for the advisory vote on executive compensation to be held every three years, which was also the recommendation of Midway Gold Corp.’s Board of Directors. Pursuant to the requirements of Form 8-K, Midway Gold Corp. hereby amends its Initial Filing to disclose its decision to implement an every three years frequency for the shareholders’ advisory vote on executive compensation.  No other changes have been made to the Initial Filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General and Special Meeting of Shareholders

On May 11, 2012, Midway Gold Corp. (the “Company”) held its annual general and special meeting of shareholders at 10:00 a.m. (Vancouver time) at the offices of Stikeman Elliott, Suite 1700 Park Place, 666 Burrard Street, Vancouver, BC, Canada V6C 2X8.  Shareholders representing 85,056,044 shares or 74.60% of the shares authorized to vote (114,022,333) were present in person or by proxy, representing a quorum for the purposes of the annual general and special meeting.

The shareholders approved the following:

Proposal #1 – Number of Directors Set the number of directors at five	For	Against	Withheld	Spoiled	Non Vote
	84,881,081	174,962	-	0	1
Proposal #2 – Election of Directors
The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2013 Annual Meeting of Shareholders or until successors are duly elected and qualified:
	For	Against	Withheld	Spoiled	Non Vote
Daniel E. Wolfus	51,762,171	-	7,469,654	0	25,824,219
Kenneth A. Brunk	54,012,055	-	5,219,770	0	25,824,219
Roger A. Newell	55,067,686	-	4,164,139	0	25,824,219
John W. Sheridan	58,857,440	-	374,385	0	25,824,219
Frank S. Yu	58,374,197	-	857,628	0	25,824,219
Proposal #3 – Advisory Vote on Executive Compensation To approve, on an advisory basis, the compensation of the Company’s named executive officers	For	Against	Withheld	Spoiled	Non Vote
	58,301,995	929,829	-	0	25,824,220
Proposal # 4 – Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation
To accept proposal of three years as the frequency of future shareholder advisory votes on executive compensation
	For	Against	Withheld	Spoiled	Non Vote
	48,103,056	11,128,769	-	0	25,824,219

Proposal #5 – Appointment of Auditors To ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2012 fiscal year and authorize to fix their remuneration	For	Against	Withheld	Spoiled	Non Vote
	84,694,895	-	361,149	0	0
Proposal #6 – Renew Stock Option Plan To approve the renewal of the Company’s Stock Option Plan	For	Against	Withheld	Spoiled	Non Vote
	53,255,305	5,976,520	-	0	25,824,219
Proposal # 7 – Amendment to the Authorized Share Structure of the Company
To amend the Company’s Articles and its Notice of Articles to create a class of preferred shares without par value and without a maximum authorized number, issuable in series
	For	Against	Withheld	Spoiled	Non Vote
	45,816,102	13,415,723	-	0	25,824,219

All nominees for election to the Company’s Board of Directors were elected to the Board of Directors and will serve until the Company’s 2013 annual meeting of shareholders or until successors are duly elected and qualified.  All matters brought before the annual general and special meeting were approved by the shareholders.  Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on March 26, 2012.

Frequency of Advisory Vote on Executive Compensation

The Company’s Board of Directors has determined that it will hold an advisory vote on executive compensation every three years until the next required advisory vote on the frequency of such advisory votes, or until the Board of Directors otherwise determines that a different frequency for such votes is in the best interests of the Company’s shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: September 13, 2012	By:	/s/ Kenneth A. Brunk
Kenneth A. Brunk President and Chief Operating Officer